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                                                        Exhibit 10.31


                                 AMENDMENT NO. 4
                                 ---------------

     Amendment No. 4 (this "Amendment"), dated as of August 31, 2005, to that certain Credit and Guaranty Agreement, dated as of June 4, 2004, as amended (the "Credit Agreement"; capitalized terms used herein and not defined shall have the meaning set forth in the Credit Agreement), among MAAX CORPORATION, a Nova Scotia unlimited company ("Company"), BEAUCELAND CORPORATION, a Nova Scotia unlimited company ("Holdings"), CERTAIN SUBSIDIARIES OF HOLDINGS, as Guarantors, the Lenders party thereto from time to time, GOLDMAN SACHS CREDIT PARTNERS L.P., as Joint Lead Arranger and as Syndication Agent, ROYAL BANK OF CANADA, as Administrative Agent (in such capacity, "Administrative Agent") and as Collateral Agent, ROYAL BANK OF CANADA, ACTING THROUGH ITS BUSINESS GROUP RBC CAPITAL MARKETS, as Joint Lead Arranger, and MERRILL LYNCH & CO., MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED, as Joint Lead Arranger and as Documentation Agent.


                              W I T N E S S E T H :
                              - - - - - - - - - -

     WHEREAS, Company desires to amend the Credit Agreement to modify the leverage ratio covenant; and

     WHEREAS, pursuant to Section 10.5 of the Credit Agreement Company and Administrative Agent hereby agree to amend the Credit Agreement as set forth herein.

     NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     SECTION ONE - Amendment. Subject to the satisfaction of the conditions set forth in Section Two hereof, Section 6.8(c) of the Credit Agreement is hereby amended and restated in its entirety to read:

     Leverage Ratio. Company shall not permit the Leverage Ratio as of the last day of any Fiscal Quarter, beginning with the Fiscal Quarter ending August 31, 2004, to exceed the ratio indicated below:

        ==========================================================
                  Fiscal Quarter Ending             Leverage Ratio
        ----------------------------------------------------------
        On or prior to May 31, 2005                    6.00:1.00
        ----------------------------------------------------------
        August 31, 2005                                6.50:1.00
        ----------------------------------------------------------
        November 30, 2005                              5.75:1.00
        ----------------------------------------------------------
        February 28, 2006                              5.50:1.00
        ----------------------------------------------------------
        May 31, 2006                                   5.25:1.00
        ----------------------------------------------------------
        August 31, 2006                                5.25:1.00
        ----------------------------------------------------------
        November 30, 2006                              5.25:1.00
        ----------------------------------------------------------
        February 28, 2007                              5.00:1.00
        ----------------------------------------------------------
        May 31, 2007                                   4.75:1.00
        ==========================================================

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        ==========================================================
                  Fiscal Quarter Ending             Leverage Ratio
        ----------------------------------------------------------
        August 31, 2007                                4.75:1.00
        ----------------------------------------------------------
        November 30, 2007                              4.50:1.00
        ----------------------------------------------------------
        February 29, 2008                              4.25:1.00
        ----------------------------------------------------------
        May 31, 2008 and thereafter                    3.75:1.00
        ==========================================================


     SECTION TWO - Conditions to Effectiveness. This Amendment shall become effective as of the Closing Date as if entered into on the Closing Date when, and only when, Administrative Agent shall have received (x) counterparts of this Amendment executed by Company and Administrative Agent and (y) consents to this Amendment from the Requisite Lenders. The effectiveness of this Amendment (other than Sections Five, Six and Seven hereof) is conditioned upon the accuracy of the representations and warranties set forth in Section Three hereof.

     SECTION THREE - Representations and Warranties; Covenants. In order to induce the Lenders to consent to this Amendment, the Company represents and warrants to each of the Lenders and the Agents that after giving effect to this Amendment, (x) no Event of Default or Default has occurred and is continuing; and (y) the representations and warranties contained in the Credit Agreement and in the other Credit Documents are true and correct in all material respects (and any such representations and warranties that contain a materiality or Material Adverse Effect qualification are true and correct in all respects) on and as of the date hereof to the same extent as though made on and as of the date hereof, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties were true and correct in all material respects on and as of such earlier date.

     SECTION FOUR - Reference to and Effect on the Credit Agreement and the Notes. On and after the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Credit Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment. The Credit Agreement, the Notes and each of the other Credit Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Credit Parties under the Credit Documents. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as an amendment or waiver of any right, power or remedy of any Lender or any Agent under any of the Credit Documents, nor constitute an amendment or waiver of any provision of any of the Credit Documents.

     SECTION FIVE - Costs, Expenses and Taxes. Company agrees to pay all reasonable costs and expenses of the Agents in connection with the preparation, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, if any (including, without limitation, the reasonable fees and expenses of Cahill Gordon & Reindel LLP) in accordance with the terms of Section 10.2 of the Credit Agreement.


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     SECTION SIX - Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

     SECTION SEVEN - Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to the principles of conflicts of laws thereof to the extent that the application of the laws of another jurisdiction would be required thereby.

                            [SIGNATURE PAGES FOLLOW]


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                  IN WITNESS WHEREOF, the parties hereto have caused this
 Amendment to be duly executed and delivered as of the day and year first above written.

                                   MAAX CORPORATION



                                   By: /s/ Denis Aubin
                                       -----------------------------------------
                                       Name:   Denis Aubin
                                       Title:  Executive Vice President &
                                               Chief Financial Officer


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                                   ROYAL BANK OF CANADA, as Administrative Agent


                                   By:    /s/ David Wheatley
                                          --------------------------------------
                                          Name:   David Wheatley
                                          Title:  Manager, Agency


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